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                                THE ARBOR FUND

                    U. S. GOVERNMENT SECURITIES MONEY FUND
                           PRIME OBLIGATIONS FUND

                       SUPPLEMENT DATED MARCH 11, 1999
  TO THE PROSPECTUS DATED MAY 31, 1998, AS SUPPLEMENTED AUGUST 3, 1998

At the end of the section "THE ADVISER" on page 6 of the prospectus, add the following paragraph:

The acquisition of Crestar by SunTrust was completed on December 31, 1998.
On January 28, 1999, the Arbor Fund filed an exemptive application with the Securities and Exchange Commission to permit the combination (the "Proposed Combination") of the each of the Funds with two of the STI Classic Funds (mutual funds that are served by investment advisers that are subsidiaries of SunTrust). On February 22, 1999, the Board of Trustees of the Funds unanimously approved the Proposed Combinations and recommended that the shareholders of the Funds approve the Proposed Combinations. The Proposed Combinations are intended to be a tax free reorganization. The Board of Trustees of the Funds also anticipates holding a special meeting of the shareholders in May of 1999 so that the shareholders of the Funds can vote on the Proposed Combinations. Shareholders of the Funds will receive additional written materials about the Proposed Combinations through the mail. The Proposed Combinations are still subject to certain regulatory approvals and the approval of the shareholders of the Funds.

           PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE